Exhibit 10.134

AMENDMENT 1

This AMENDMENT (“Amendment 1”) is effective upon last date of signature and modifies the Statement of Work #9 as amended (“SOW”) by and between International Business Machines Corporation (“Buyer”) and Brocade Communications Systems, Inc. (“Supplier”).

W I T N E S S E T H:

WHEREAS, Supplier and Buyer desire to amend the provisions of the current SOW, Supplier and Buyer hereby agree as follows:

1)	Language under Exhibit A will be deleted in its entirety and replaced with the following:

EXHIBIT A
BROCADE SUPPORTED PRODUCT MATRIX, PARTNERSHIP TIER and AUTHORIZED TERRITORY

Upon execution of the SOW #9, as amended, and completion of the appropriate certification and training required by Brocade under the terms of this Agreement, IBM is authorized to provide support globally on Brocade's current SAN hardware published price list. Supplier will provide updated pricing lists to Buyer as required.

2)    Except to the extent specifically modified or enlarged by this Amendment, all terms and conditions of the SOW remain in full force and effect. The SOW (including the Base Agreement) and this Amendment are the complete agreement of the parties concerning the subject matter thereof and supersede any prior agreements, representations or offers of or between the parties, whether written or oral. Any amendment to this Amendment shall be in writing and signed by both parties

In witness whereof, the parties have caused this Amendment to be executed by their duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/Andrew V. Cusimano 10-29-13	By: /s/Michael A. Harrison 10-28-13
Buyer Signature Date	Supplier Signature Date
Andrew V. Cusimano	Michael A. Harrison
Printed Name	Printed Name
Advisory Procurement Professional	VP, IBM Business Unit
Title & Organization	Title & Organization

Buyer Address: 1 New Orchard Road Armonk, NY 10504 US	Supplier Address: 130 Holger Way San Jose, CA 95134